UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 5, 2017

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 5, 2017, Atmos Energy Corporation (“Atmos Energy”) entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) by Atmos Energy of $500 million aggregate principal amount of its 3.000% Senior Notes due 2027 (the “2027 Notes”), with a yield to maturity of 3.032% and an effective yield to maturity of 3.115%, after giving effect to related fees and original issuance discount; and $250 million aggregate principal amount of its 4.125% Senior Notes due 2044 (the “new 2044 Notes”), with a re-offer yield of 3.889% and an effective yield to maturity of 4.394%, after giving effect to related fees and the settlement of interest rate swaps (together with the 2027 Notes, the “Notes”). The new 2044 Notes constitute an additional issuance by Atmos Energy of the $500 million aggregate principal amount of the 4.125% Senior Notes due 2044 previously issued by Atmos Energy on October 15, 2014. The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-210424) of Atmos Energy (the “Registration Statement”) and the prospectus supplement dated June 5, 2017, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 7, 2017. Legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 5.2.

Atmos Energy expects to receive net proceeds, after the underwriting discount and estimated offering expenses, of approximately $752 million. The Offering is expected to close on or about June 8, 2017, subject to customary closing conditions.

The Notes will be issued pursuant to an indenture dated March 26, 2009 (the “Indenture”) between Atmos Energy and U.S. Bank National Association, as trustee (the “Trustee”), to be modified by an Officers’ Certificate setting forth the terms of the Notes (the “Officers’ Certificate”), to be dated June 8, 2017 and delivered to the Trustee pursuant to Section 301 of the Indenture. The 2027 Notes and the new 2044 Notes will each be represented by a global security, forms of which are filed as exhibits hereto. The form of Officers’ Certificate and the Underwriting Agreement are each also filed as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of June 5, 2017

4.1	Form of Officers’ Certificate, to be dated June 8, 2017

4.2	Form of Global Security for 3.000 Senior Notes due 2027

4.3	Form of Global Security for 4.125% Senior Notes due 2044 (incorporated by reference to Exhibit 4.2 to Atmos Energy’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 9, 2014)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Hunton & Williams LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: June 8, 2017	By:	/s/ CHRISTOPHER T. FORSYTHE
Christopher T. Forsythe
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement dated as of June 5, 2017

4.1	Form of Officers’ Certificate, to be dated June 8, 2017

4.2	Form of Global Security for 3.000% Senior Notes due 2027

4.3	Form of Global Security for 4.125% Senior Notes due 2044 (incorporated by reference to Exhibit 4.2 to Atmos Energy’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 9, 2014)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Hunton & Williams LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2)